SUNAMERICA SERIES TRUST

Supplement to the Statement of Additional Information

Dated September 30, 2002

Under the section entitled "Investment Advisory and Management Agreement," on page 49, the first complete paragraph is deleted in its entirety and replaced with the following:

For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expense at or below the following percentage of each of the following percentage of each of the following Portfolio's average net assets: Equity Income Portfolio 1.35% for Class 1 (formerly Class A) shares. Equity Index Portfolio 0.55% for Class 1 shares. Goldman Sachs Research Portfolio 1.35%, 1.50% and 1.60% for Class 1 shares, Class 2 (formerly Class B) shares and Class 3 shares, respectively. Blue Chip Growth Portfolio 0.85%, 1.00% and 1.10% for Class 1 shares, Class 2 shares and Class 3 shares, respectively. Small Company Value Portfolio 1.60% for Class 1 shares. Growth Opportunities Portfolio 1.00%, 1.15% and 1.25% for Class 1 shares, Class 2 shares and Class 3 shares, respectively. Marsico Growth Portfolio 1.00%, 1.15% and 1.25% for Class 1 shares, Class 2 shares and Class 3 shares, respectively. Technology Portfolio 1.55%, 1.70% and 1.80% for Class 1 shares, Class 2 shares and Class 3 shares, respectively. Small & Mid Cap Value Portfolio 1.65% and 1.75% for Class 2 shares and Class 3 shares, respectively. Foreign Value Portfolio 1.95% and 2.05% for Class 2 shares and Class 3 shares, respectively. The Adviser may voluntarily reimburse additional amounts to increase return to a Portfolio's investors. The Adviser may terminate all such waivers and or/reimbursements at any time. Waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

Dated: December 24, 2002